UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

Kadmon Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37841	27-3576929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (833) 900-5366

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	KDMN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 12, 2021, Kadmon Holdings, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 1, 2021:

Proposal 1 – Election of Directors

The following nominees were elected to the Company’s Board of Directors to hold office for terms to expire in one year or until their successors are elected and qualified. The votes cast at the Annual Meeting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Harlan W. Waksal, M.D.	95,403,569	1,367,149	21,452,689
Tasos G. Konidaris	72,656,282	24,114,436	21,452,689
Eugene Bauer, M.D.	60,722,095	36,048,623	21,452,689
Cynthia Schwalm	63,227,138	33,543,580	21,452,689
David E. Cohen, M.D. MPH	72,704,109	24,066,609	21,452,689
Arthur Kirsch	95,379,861	1,390,857	21,452,689
Nancy Miller-Rich	95,495,199	1,275,519	21,452,689

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
116,798,912	316,806	1,107,689	—

Proposal 3 – Approval of the Amended and Restated 2016 Equity Incentive Plan

The proposal to approve the Amended and Restated 2016 Equity Incentive Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
48,777,519	45,457,979	2,535,220	21,452,689

A copy of the Amended and Restated 2016 Equity Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description

10.1   Amended and Restated Kadmon Holdings, Inc. 2016 Equity Incentive Plan

104  Cover Page Interactive Data (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kadmon Holdings, Inc.

Date: May 12, 2021	/s/ Harlan W. Waksal
Harlan W. Waksal, M.D.
President and Chief Executive Officer